Exhibit 99.1
UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
     The following pro forma condensed financial statements are based on the historical financial statements of PlanetOut Inc. (the “Company”), including certain pro forma adjustments, and have been prepared to illustrate the pro forma effect of the disposition of its RSVP travel and event business (“RSVP”).
     The unaudited pro forma condensed statements of operations for the nine months ended September 30, 2007 and for the fiscal year ended December 31, 2006 assume that the disposition of RSVP was effective for the periods indicated. The statements of operations do not include the gain or loss on the sale or costs associated with the sale. The unaudited pro forma condensed balance sheet as of September 30, 2007 and December 31, 2006 are presented as if the disposition of RSVP had occurred as of September 30, 2007 and December 31, 2006, respectively.
     The unaudited pro forma condensed financial statements have been prepared based upon available information and management estimates; actual amounts may differ from these estimated amounts. The unaudited pro forma condensed financial statements are not necessarily indicative of the financial position or results of operations that might have occurred had the disposition occurred as of the dates stated above. The pro forma adjustments are described in the notes.
     The unaudited pro forma condensed financial statements should be read in conjunction with the audited financial statements and notes and related Management’s Discussion and Analysis (“MD&A”) included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 and unaudited interim financial statements and the related MD&A included in the September 30, 2007 Form 10-Q for the quarterly period ended September 30, 2007.

PlanetOut Inc.
Unaudited Pro Forma Condensed Statement of Operations
(all amounts in thousands except per share data)

	Year ended December 31, 2006
		Disposition
	Historical	Adjustments	Pro Forma
Revenue:
Advertising services	$26,479	$—	$26,479
Subscription services	24,447	—	24,447
Transaction services	17,718	(9,158)	8,560

Total revenue	68,644	(9,158)	59,486

Operating costs and expenses: (*)
Cost of revenue	35,205	(8,369)	26,836
Sales and marketing	17,344	(1,317)	16,027
General and administrative	12,711	(890)	11,821
Restructuring	791	—	791
Depreciation and amortization	5,606	(419)	5,187

Total operating costs and expenses	71,657	(10,995)	60,662

Income (loss) from operations	(3,013)	1,837	(1,176)
Interest expense	(1,189)	—	(1,189)
Other income, net	584	(10)	574

Income (loss) before income taxes	(3,618)	1,827	(1,791)
Provision for income taxes	(45)	—	(45)
Minority interest in gain of consolidated affiliate	(47)	—	(47)

Net income (loss)	(3,710)	1,827	(1,883)

Net earnings (loss) per share:
Basic	$(0.21)		$(0.11)

Diluted	$(0.21)		$(0.11)

Weighted-average shares used to compute net earnings:
Basic	17,326		17,326

Diluted	17,326		17,326

(*) Stock-based compensation is allocated as follows (see Note 2):

Cost of revenue	$70	$(3)	$67
Sales and marketing	41	(1)	40
General and administrative	182	(2)	180

Total stock-based compensation	$293	$(6)	$287

PlanetOut Inc.
Unaudited Pro Forma Condensed Balance Sheet
(all amounts in thousands)

	December 31, 2006
		Disposition
	Historical	Adjustments	Pro Forma

ASSETS
Current assets:
Cash and cash equivalents	$9,674	$1,700	$11,374
Short-term investments	2,050	—	2,050
Restricted cash	2,854	—	2,854
Accounts receivable, net	9,337	(374)	8,963
Inventory	1,690	—	1,690
Prepaid expenses and other current assets	11,336	(7,171)	4,165

Total current assets	36,941	(5,845)	31,096
Property and equipment, net	10,923	(186)	10,737
Goodwill	32,572	(3,982)	28,590
Intangible assets, net	12,132	(2,369)	9,763
Other assets	1,021	—	1,021

Total assets	$93,589	$(12,382)	$81,207

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,782	$(85)	$1,697
Accrued expenses and other liabilities	3,472	(397)	3,075
Accrued restructuring	235	—	235
Deferred revenue, current portion	14,569	(5,580)	8,989
Capital lease obligations, current portion	694	—	694
Notes payable, current portion net of discount	8,817	—	8,817
Deferred rent, current portion	228	—	228

Total current liabilities	29,797	(6,062)	23,735
Deferred revenue, less current portion	1,474	—	1,474
Capital lease obligations, less current portion	1,504	—	1,504
Notes payable, less current portion and discount	8,100	—	8,100
Deferred rent, less current portion	1,569	—	1,569

Total liabilities	42,444	(6,062)	36,382

Stockholders’ equity:
Common stock at par	17	—	17
Additional paid-in capital	89,532	—	89,532
Accumulated other comprehensive loss	(122)	—	(122)
Accumulated deficit	(38,282)	(6,320)	(44,602)

Total stockholders’ equity	51,145	(6,320)	44,825

Total liabilities and stockholders’ equity	$93,589	$(12,382)	$81,207

PlanetOut Inc.
Unaudited Pro Forma Condensed Statement of Operations
(all amounts in thousands except per share data)

	Nine months ended September 30, 2007
		ProForma
	Historical	Adjustments	Pro Forma

Revenue:
Advertising services	$19,361	$—	$19,361
Subscription services	16,734	—	16,734
Transaction services	3,731	—	3,731

Total revenue	39,826	—	39,826

Operating costs and expenses: (*)
Cost of revenue	21,949	—	21,949
Sales and marketing	12,297	—	12,297
General and administrative	11,959	—	11,959
Restructuring	581	—	581
Depreciation and amortization	5,077	—	5,077
Impairment of goodwill and intangibles	21,100	—	21,100

Total operating costs and expenses	72,963	—	72,963

Income (loss) from operations	(33,137)	—	(33,137)
Interest expense	(1,918)	—	(1,918)
Other income, net	424	—	424

Income (loss) before income taxes	(34,631)	—	(34,631)
(Provision) benefit for income taxes	6	—	6

Loss from continuing operations	(34,625)	—	(34,625)
Loss from discontinued operations, net of taxes	(8,505)	8,469	(36)

Net loss	(43,130)	8,469	(34,661)

Loss per share from continuing operations:
Basic and diluted	$(14.12)		$(14.12)

Loss per share from discontinued operations:
Basic and diluted	$(3.47)		$(0.01)

Net loss per share
Basic and diluted	$(17.58)		$(14.13)

Weighted-average shares used to compute net loss per share:
Basic and dilutes	2,453		2,453

(*) Stock-based compensation is allocated as follows (see Note 2):

Cost of revenue	$164	$—	$164
Sales and marketing	37	—	37
General and administrative	417	—	417

Total stock-based compensation	$618	$—	$618

PlanetOut Inc.
Unaudited Pro Forma Condensed Balance Sheet
(all amounts in thousands)

	September 30, 2007
		Disposition
	Historical	Adjustments	Pro Forma

ASSETS
Current assets:
Cash and cash equivalents	$11,025	$1,700	$12,725
Restricted cash	166	—	166
Accounts receivable, net	6,270	—	6,270
Inventory	1,204	—	1,204
Prepaid expenses and other current assets	2,280	—	2,280
Current assets of discontinued operations	1,613	(1,613)	—
Current assets held for sale	2,687	—	2,687

Total current assets	25,245	87	25,332
Property and equipment, net	9,303	—	9,303
Goodwill	7,538	—	7,538
Intangible assets, net	6,445	—	6,445
Other assets	570	—	570
Long-term assets of discontinued operations	1,636	(1,636)	—
Long-term assets held for sale	2,721	—	2,721

Total assets	$53,458	$(1,549)	$51,909

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,541	$—	$1,541
Accrued expenses and other liabilities	3,307	—	3,307
Deferred revenue, current portion	6,369	—	6,369
Capital lease obligations, current portion	826	—	826
Deferred rent, current portion	278	—	278
Current liabilities of discontinued operations	1,701	(1,701)	—
Current liabilities related to assets held for sale	2,451	—	2,451

Total current liabilities	16,473	(1,701)	14,772
Deferred revenue, less current portion	915	—	915
Capital lease obligations, less current portion	1,201	—	1,201
Notes payable, less current portion and discount	—	—	—
Deferred rent, less current portion	1,441	—	1,441
Long-term liabilities related to assets held for sale	613	—	613

Total liabilities	20,643	(1,701)	18,942

Stockholders’ equity:
Common stock at par	40	—	40
Additional paid-in capital	114,289	—	114,289
Accumulated other comprehensive loss	(102)	—	(102)
Accumulated deficit	(81,412)	152	(81,260)

Total stockholders’ equity	32,815	152	32,967

Total liabilities and stockholders’ equity	$53,458	$(1,549)	$51,909

NOTE 1: PRO FORMA ADJUSTMENTS
Pro forma adjustments are necessary to reflect the condensed statement of operations as if the disposition was consummated on January 1, 2006 and are as follows:
a.	The Statement of Operations has been adjusted for the revenues and expenses of RSVP that were eliminated from the consolidated result of PlanetOut as a result of the transaction which management believes are directly attributable to the transaction and will not continue after the transaction. An estimated gain or loss on the sale of substantially all the assets and certain liabilities of RSVP has not been included in the pro forma Statement of Operations but will be reflected in the historical statement of operations when the transaction is consummated.
Pro forma adjustments are necessary to reflect the condensed balance sheet as if the disposition was consummated on the respective balance sheet dates and are as follows:
a.	To record the consideration received for the sale of RSVP.

b.	To eliminate the assets and liabilities sold as a part of the RSVP transaction.

c.	To record preliminary gain or loss on the disposal on the date of the transaction.